UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2019

(Exact name of registrant as specified in charter)

Ohio	001-11302	34-6542451
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

127 Public Square, Cleveland, Ohio		44114-1306
(Address of principal executive offices)		(Zip Code)

(216) 689-3000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $1 par value	KEY	New York Stock Exchange
Depositary Shares (each representing a 1/40th interest in a share of Fixed-to-Floating Rate Perpetual Non-Cumulative Preferred Stock, Series E)	KEY PrI	New York Stock Exchange
Depositary Shares (each representing a 1/40th interest in a share of Fixed Rate Perpetual Non-Cumulative Preferred Stock, Series F)	KEY PrJ	New York Stock Exchange
Depositary Shares (each representing a 1/40th interest in a share of Fixed Rate Perpetual Non-Cumulative Preferred Stock, Series G)	KEY PrK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.
On or about July 9, 2019, KeyCorp (the “Company”) discovered fraudulent activity associated with transactions conducted in the third quarter of 2019 by a business customer of KeyBank National Association, a subsidiary of the Company. The Company continues to investigate this matter to determine the potential exposure to the Company, which the Company currently estimates could be up to $90 million, net of tax. The ultimate financial impact could be lower and will depend, in part, on the Company’s success in its efforts to recover the funds. The Company plans to pursue all available sources of recovery and other means of mitigating the potential loss.
The Company is working with the appropriate law enforcement authorities in connection with this matter. The Company may be limited in what information it can disclose due to the ongoing investigation.
Based on the Company’s review of the circumstances of the fraudulent activity, the Company believes this incident is an isolated occurrence involving a single business relationship.
The information contained in this Form 8-K provided under Item 7.01 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing of the Corporation under the Securities Act of 1933 or the Exchange Act, unless expressly incorporated by specific reference in such filing.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as "outlook," "goal," "objective," "plan," "expect," "anticipate," "intend," "project," "believe," "estimate" and other words of similar meaning. Forward-looking statements represent management's current expectations and forecasts regarding future events. If underlying assumptions prove to be inaccurate or unknown risks or uncertainties arise, actual results could vary materially from these projections or expectations. Factors that could cause Key's actual results to differ from those described in the forward-looking statements can be found in KeyCorp's Form 10-K for the year ended December 31, 2018, as well as in KeyCorp's subsequent SEC filings, all of which have been filed with the Securities and Exchange Commission and are available on Key's website (www.key.com/ir) and on the Securities and Exchange Commission's website (www.sec.gov). Forward looking statements speak only as of the date they are made and Key does not undertake any obligation to update the forward-looking statements to reflect new information or future events.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
KeyCorp
Date: July 16, 2019

By: /s/ Donald R. Kimble
Name:    Donald R. Kimble
Title:    Chief Financial Officer